UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
DiamondRock Hospitality Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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Your **Vote** Counts!

DIAMONDROCK HOSPITALITY COMPANY

2026 Annual Meeting
Vote by April 27, 2026
11:59 PM ET

DIAMONDROCK HOSPITALITY COMPANY
7373 WISCONSIN AVENUE
SUITE 1900
BETHESDA, MARYLAND 20814

V84228-P45257

You invested in DIAMONDROCK HOSPITALITY COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 28, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and 2025 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 28, 2026
10:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/DRH2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Timothy R. Chi	For
1b.	Jeffrey J. Donnelly	For
1c.	Michael A. Hartmeier	For
1d.	Stephanie D. Lepori	For
1e.	Kathleen A. Merrill	For
1f.	William J. Shaw	For
1g.	Bruce D. Wardinski	For
1h.	Tabassum S. Zalotrawala	For
2.	To approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement.	For
3.	To ratify the appointment of KPMG LLP as the independent auditors for DiamondRock Hospitality Company for the fiscal year ending December 31, 2026.	For

NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting, including any postponement or adjournment of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V84229-P45257